UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 19, 2024
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On August 19, 2024, Ginkgo Bioworks Holdings, Inc. (the “Company”) filed the Amended and Restated Certificate of Incorporation (the “A&R Charter”) with the Secretary of State of the State of Delaware, effective on that date, including the following amendments:

•The addition of Article V, Section 1(c) to effect a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share, Class B common stock, par value $0.0001 per share and Class C common stock, par value $0.0001 per share, at a ratio of one-for-forty (1:40);
•authorizing Article VIII to permit officer exculpation; and
•amendments to, among other things, remove provisions related to the Company’s merger with Soaring Eagle Acquisition Corp. and its domestication process, which are no longer relevant to its business.

The summary of the A&R Charter contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Charter, a copy of which is attached as Exhibit 3.1 of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Ginkgo Bioworks Holdings, Inc., dated August 19, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: August 19, 2024	By:	/s/ Mark Dmytruk
	Name:	Mark Dmytruk
	Title:	Chief Financial Officer